UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020
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ENABLE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
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Delaware		1-36413	72-1252419

(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

499 West Sheridan Avenue,	Suite 1500
Oklahoma City,	Oklahoma		73102
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:
 (405) 525-7778
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	ENBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 26, 2020, Tina V. Faraca notified Enable GP, LLC (“Enable GP”), the general partner of Enable Midstream Partners, LP (the “Partnership”), of her intent to step down as Senior Vice President and Chief Commercial Officer in order to pursue a new opportunity. Ms. Faraca’s resignation is effective April 9, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ J. Brent Hagy
J. Brent Hagy
Vice President, Deputy General Counsel and Secretary

Date: March 31, 2020